Exhibit 10.18

Agency Appointment Contract

The Principal: (hereinafter referred to as Party A) Tianjin New Highland Science & Technology Development Co.,Ltd.

The Agency: (hereinafter referred to as Party B) Dongying Luda Petrochemical Equipment Co.,Ltd.

Place of Signature: Dagang District, Tianjin City

Date of Signature: January 11, 2010

Party A and Party B as mentioned above sometimes hereinafter referred to collectively as “Parties” or individually as a “Party”

Definitions:

“Contract” refers to the Agency Appointment Contract signed on January 11, 2010;

“Units” are to sets of Jet-DrillTM Semi Enclosed Skid Shallow Well Units and sets of Jet-DrillTM Semi Enclosed Skid Deep Well Units.

According to the “Contract Law of the People’s Republic of China” as well as other relevant laws and regulations, on the basis of equality and volition, the Parties agree to reach the following agreement on the drill purchase.

CONFIDENTIAL TREATMENT REQUESTED

Article 1 Scope of Appointment

Party B agrees to buy six sets of Jet-DrillTM Semi Enclosed Skid Well Units on behalf of Party A.

Article 2 Requirements related to Well Units and its Ancillary Equipment

The basic requirements of Party A’s purchase of the six (6) Units are:

A.        Unit Model: sets of Jet-DrillTM Semi Enclosed Skid Shallow Well Units and sets of Jet-DrillTM Semi Enclosed Skid Deep Well Units.

B.        Party B shall be responsible for the assembly, matching and testing of the purchased Units.

Article 4 Price Terms

Each set of the Jet-DrillTM Semi Enclosed Skid Shallow Well Units cost [xxxx]. The total contract price for six Units is [xxxx];

Date of Delivery: within ten (10) days after the initial payment is made by Party A to Party B.

Place of Delivery: Tianjin City

CONFIDENTIAL TREATMENT REQUESTED

Cost of Delivery: All costs related to delivery shall be borne by Party B

Article 4  Payment Terms

Payment will be made on a progressive basis.

A.        Party A shall pay Party B the initial amount of [xxxx], which is forty(40) percent of the total contract price, within fifteen(15) days of the signing of this Contract;.

B.        The second payment of [xxxx], which accounts for forty (40) percent of the contract price, will be made by Party A to Party  within sixty(60) days of the signing of this Contract;.

C.        The third payment of [xxxx], which accounts for ten(10) percent of the contract price, will be made by Party A to Party B within one hundred and eighty(180) days of the signing of this Contract;.

D.  The balance of [xxxx], which accounts for ten(10) percent of the contract price, will be paid to Party B by Party A on the date that the purchased units are tested and accepted by Party A.

Article 5  Term of Entrustment:

From January 11, 2010 to December 1,2010.

After the expiration of the aforementioned term, the Parties should sign a separate contract or extend the term in written form in the case that further services are needed.

Article 6  Transfer of Delegation

Party B may not delegate its obligations under this agreement to any third person.

Article 7 Inspection of Units

Party B shall appoint a representative to inspect the units upon delivery. The appointed representative shall sign on the bill of lading after inspection to confirm that all requirements are met. Party B has the obligation to help Party A in making claims against the supplier in the case that any defects in quality are discovered during the inspection.

Article 8  Party A’s Rights and Obligations

A.        The right to obtain units purchased by Party B under the Contract;

B.        The right to be informed of the progress of the affairs entrusted to Party B;

C.        Party A may not enter into private deals with clients introduced by Party B during the term of servoce or within three (3) months after the expiration of the term.

D.        Party A shall pay to Party B the contracted price after the Party B has fulfilled its obligations.

Article 9  Party B’s Rights and Obligations

A.        The right to complete the agency services under this Contract and to charge the contracted price.

B.        Party B shall keep Party A informed of all details on the Units in a timely manner so as to protect Party A’s rights, and may not damage Party A’s interests by providing fraudulent information to Party A, withhold information on the actual circumstances of Party B, or conspire with other parties.

C.        The warranty period for the purchased units is twelve (12) months after the acceptance date of the Units. Party B shall provide free repair and maintenance services on the purchased Units to Party A during the aforementioned warranty period.

D.        Upon the signing of the Contract, Party B may not charge Party A for any fees not covered in the Contract.

Article 10  Default Liability

A.        Party A shall pay Party B liquidated damages of one ten-thousandth (1/10000) of the delayed payment in the case that Party A cannot make the payments as stipulated in the Contract.

B.        Party B shall pay Party A liquidated damages of one ten-thousandth (1/10000) the value of the delayed delivery in the case that Party B cannot deliver the purchased Units as stipulated in the Contract.

Article 11  Alteration and Termination of the Contract

Any Party who wishes to change the terms and conditions of this contract during the period of enforcement shall issue a notice in writing to the other Party. The terms and conditions may be changed or a supplementary agreement may be signed with the consent of the other Party within a period agreed upon by both Parties. The altered terms shall be duly noted.

Any supplementary agreements or other writte documents signed by both Parties during the execution of the Contract shall constitute a part of this Contract with legal effect equal with this Contract.

Article 12  Dispute Settlement

All disputes arising from the execution of or in connection with the Contract shall be settled through amicable consultation between both Parties or intercession by a third party. In the case that no settlement can be reached between the two parties, either Party can take the case under dispute to the People’s Court that has jurisdiction.

Article 13  This Contract is in duplicate, with each Party holding one copy, which enters into effect since being signed and affixed with seals by both Parties. Once the Contract is signed and affixed with seals, it is legally binding upon both Parties.

Party A(Seal): Tianjin New Highland Science and Technology Development Co.,Ltd.

/s/ Xin Guoqiang

(Name of Authorized Representative)

Name: Xin Guoqiang

Party B(Seal): Dongying Luda Petrochemical Equipment Co.,Ltd.

/s/ Quan Xinkuan

(Name of Authorized Representative)

Name: Quan Xinkuan